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                                                                   EXHIBIT 10.26


                            STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of March 5, 1998, by and among STM WIRELESS, INC., a Delaware corporation (the "Company"), PEQUOT PRIVATE EQUITY FUND, L.P., and its affiliated entities as set forth on the signature page hereto (referred to individually as the "Purchaser" and collectively as the "Purchasers").


                                 R E C I T A L S

      WHEREAS, the Purchasers desires to purchase, and the Company desires to sell and issue to the Purchasers at the Closing an aggregate amount of Five Hundred Seventy One Thousand Four Hundred and Twenty-Nine (571,429) shares of newly issued Common Stock of the Company, $.001 par value (the "STM Common Stock"), each purchasing the number of shares set forth opposite its name on
Schedule 1 attached hereto; and

      WHEREAS, concurrently with, and as a condition to, the closing of the transactions contemplated by this Agreement, Direc-To-Phone International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("DTPI"), and the Purchasers are executing that certain Stock Purchase Agreement (the "DTPI Stock Purchase Agreement") pursuant to which the Purchasers will purchase an aggregate amount of 1,200,000 shares of newly issued Series A Preferred Stock of DTPI, $.0001 par value (the "DTPI Preferred Stock") which shall constitute twenty five percent (25%) (on a Fully Diluted Basis as defined in Section 6.1 herein) of the outstanding capital stock of DTPI.

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein, and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1

                       PURCHASE, SALE AND TERMS OF SHARES

      1.1 Sale of the Stock. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers, and the Purchasers will purchase an aggregate of 571,429 shares of STM Common Stock (the "Issued Stock"), at a price per share equal to $7.00 (the "Purchase Price").

      1.2 The Closing. Simultaneously with the execution of this Agreement, the Company shall issue and sell to the Purchasers, and, subject to and in reliance upon the representations, warranties and other terms of this Agreement, each Purchaser shall purchase that number of shares of Issued Stock set forth opposite its name in Schedule A hereto, for the Purchase Price.

      Such purchase and sale shall take place simultaneously with the execution of this Agreement at a closing (the "Closing") to be held concurrently with the closing of the transactions contemplated by the DTPI Stock Purchase Agreement. At the Closing, the Company shall deliver certificates, registered in the appropriate Purchaser's name, evidencing the shares of the Common Stock to be purchased by such Purchaser at such Closing, against payment of the purchase price therefor by a



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wire transfer to the account of the Company or the delivery of a cashier's check payable to the order of the Company.

                                    ARTICLE 2

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

      2.1 Representations by the Purchasers. The Purchasers, jointly and severally, represent and warrant, on and as of the date of this Agreement, that:

            (a)   Investment.

                  (i) Each Purchaser has been advised that all the Issued Stock to be purchased by such Purchaser from the Company hereunder has not been registered under the Securities Act nor qualified under any state securities laws on the ground, among others, that no distribution or public offering of the Issued Stock is to be effected, and that in this connection the Company is relying in part on the representations of the Purchasers set forth herein.

                  (ii) It is each Purchaser's intention to acquire the Issued Stock solely for its own account and that the Issued Stock is being and will be acquired for investment purposes only, and not with a view to distribution or resale of the Issued Stock.

                  (iii) Each Purchaser is able to bear the economic risk of an investment in the Issued Stock acquired by it pursuant to this Agreement and can afford to sustain a total loss on such investment.

                  (iv) Each Purchaser is an experienced and sophisticated investor, is able to fend for itself in the transactions contemplated by this Agreement, and has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of acquiring the Issued Stock. None of the Purchasers has been formed or organized for the specific purpose of acquiring the Issued Stock. Each Purchaser hereby acknowledges that it has, or its representatives have, received all such information as it considers necessary for evaluating the risks and merits of acquiring the Issued Stock and for verifying the accuracy of any information furnished to it or to which it had access. Each Purchaser represents and warrants that it is basing its investment decision on current and historical information relating to the Company and the representations and warranties of the Company contained herein and not on projections of future performance furnished to the Purchasers by the Company. Each Purchaser further represents and warrants that the nature and amount of the Issued Stock it is purchasing is consistent with its investment objectives, abilities and resources.


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                  (v)   Each Purchaser understands that it may not be readily
                        able to sell or dispose of the Issued Stock and may thus have to bear the risk of its investment for a substantial period of time, or forever. Each Purchaser is aware that the Issued Stock may not be sold pursuant to Rule 144 under the Securities Act unless certain conditions have been met and until such Purchaser has held the Issued Stock for at least 1 year. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.

                  (vi) Each Purchaser is an "accredited investor" for purposes of Regulation D promulgated by the Commission under the Securities Act and, by reason of its business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any Affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect its own interests in connection with the purchase of the Issued Stock.

                  (vii) Each Purchaser acknowledges that the certificates
                        representing the Issued Stock, when issued, shall (subject to removal as provided in the final sentence of Section 6.4(c) contain the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

            (b)   Authorization. Each Purchaser further represents that:

                  (i) It is duly organized, validly existing and in good standing under and by virtue of the laws of the jurisdiction in which it is organized and has all requisite power and authority to enter into and perform its obligations under this Agreement;

                  (ii) It has duly authorized, executed and delivered this Agreement;

                  (iii) This Agreement constitutes the valid and binding
                        obligations of such Purchaser, enforceable against it in accordance with their respective terms;

                  (iv) No consents or approvals of any Person are required in connection with the execution, delivery and performance of this Agreement by such Purchaser which have not heretofore been obtained;


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                  (v)   Execution and performance of this Agreement shall not
                        result in a default under other material agreements or instruments by such Purchaser; and

                  (vii) There is no pending Proceeding that has been commenced against such Purchaser that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. There is no Order to which such Purchaser is bound and no event has occurred which may have the effect of enjoining, preventing or prohibiting the transactions contemplated by this Agreement.

            (c) No Conflict. Neither the execution and delivery of this Agreement by either Purchaser nor the consummation or performance of any of the transactions by any of the Purchasers will give any Person the right to prevent, delay or otherwise interfere with any of the transactions contemplated hereby pursuant to: (i) any provision of any Purchaser's Organizational Documents; (ii) any resolution adopted by any of the Purchasers; (iii) any Legal Requirement or Order to which any of the Purchasers may be subject; or (iv) any contract to which any of the Purchasers is a party or by which any of the Purchasers may be bound, except in the case of each of clauses (iii) and (iv) above, for such contraventions, conflicts, violations, liabilities, reassessments, revaluations, breaches or creations of encumbrances which, individually and in the aggregate, would not have a material adverse effect on the Company.

            (d) Brokers. Each Purchaser represents that no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim upon or against the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser and the Purchasers agree to indemnify and hold the Company harmless against any such commissions, fees or other compensation.

                                    ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants, on and as of the date of this Agreement, that:

      3.1 Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under and by virtue of the laws of the jurisdiction in which it is organized and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as presently conducted. The Company has furnished to Purchasers or their respective counsel copies of the Company's Certificate of Incorporation, as amended and restated to date, and its By-laws, as currently in effect. The documents so furnished are true, correct and complete copies of the existing original documents, and contain all modifications, amendments, deletions and revocations.

      3.2 Corporate Action. The Company has all necessary corporate power and authority to execute and deliver and perform its obligations under this Agreement and all the transactions contemplated hereby, including the sale and issuance of the Issued Stock. All corporate proceedings


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have been taken and all corporate authorizations have been secured (with no stockholder approval required) which are necessary to authorize the execution, delivery and performance of this Agreement by the Company. This Agreement and any other agreements and instruments executed in connection herewith are the valid and binding obligations of the Company, enforceable in accordance with their respective terms.

      3.3 Approvals and Material Agreements. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality or any Person not a party hereto is or will be necessary for, or in connection with, the offer, issuance, sale of the Issued Stock, or the execution or delivery by the Company, or for the performance by it of its obligations under, this Agreement except for filings to be made, if any, to comply with regulations of the FTC or with exemptions from registration or qualification under federal and state securities laws. Neither the offer, issuance or sale of the Issued Stock, the execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby, conflicts or will conflict with, or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other instrument to which the Company is a party or by which the Company or any of its properties may be bound, or violates or will violate any judgment, injunction, order or decree applicable to the Company or any of its properties.

      3.4 Securities and Exchange Commission Reports of the Company. The Company has furnished the Purchasers with copies of its Annual Reports on Form 10-K for the fiscal years ended December 31, 1995 and December 31, 1996 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, the Proxy Statement for its last annual meeting of stockholders and all Current Reports on Form 8-K since January 1, 1997, as filed with the Commission (collectively the "SEC Filings"). As of the date the SEC Filings were made, the SEC Filings (i) were accurate and complete in all material respects, (ii) were in compliance in all material respects with the provisions of the Securities Act and the Exchange Act, respectively, and the rules and regulations of the Commission promulgated under the Securities Act and the Exchange Act, respectively, and (iii) did not contain any untrue statement of material fact or omit to state any material information required to be set forth therein, or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company has filed with the Commission all reports required to be filed by its since January 1, 1997, including, without limitation, all Current Reports on Form 8-K.

      3.5 No Brokers and Finders. The Company has taken no action and knows of no such act or omission by any Person which would give rise to any right, interest or valid claim against or upon the Company or the Purchasers for any commission, fee or other compensation as a finder or broker as a result of the transactions contemplated by this Agreement; and the Company agrees to indemnify and hold the Purchasers harmless against any such commissions, fees or other compensation.

      3.6 Securities Act. Assuming the accuracy of the representations and the warranties of the Purchasers contained in Section 2.1 hereof, the offer, issue, and sale of the Issued Stock are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), and have been registered or qualified (or are exempt from


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registration and qualification) under the registration, permit, or qualification requirements of all applicable securities laws.

                                   ARTICLE 4

                              DELIVERIES AT CLOSING

      4.1 Deliveries by the Company. The Purchasers shall have received prior to or at the Closing all of the following, each in form and substance reasonably satisfactory to the Purchasers and their respective counsel:

                  (i) A copy of all charter documents of the Company and a certificate of good standing with respect to the Company certified by the Delaware Secretary of State, a certified copy of the resolutions of the Board of Directors evidencing approval of this Agreement, the authorization for issuance of the Issued Stock and other matters contemplated hereby, a certified copy of the By-laws of the Company, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to consummation of the transactions contemplated by this Agreement.

                  (ii) A certificate of the Secretary or an Assistant Secretary of the Company stating the names of the officers of the Company authorized to sign this Agreement, the certificates for the Issued Stock, and the other documents or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

                  (iii) A compliance certificate from the President or Chief
                        Financial Officer of the Company stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are, to the best of his knowledge, true and correct as of the date hereof and that all covenants and agreements required to be performed by the Company prior to or at the Closing have been performed, and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement or the issuance and sale of the Issued Stock, which constitutes a breach of this Agreement or would constitute a breach of this Agreement but for the requirement that notice be given or time elapse, or both.

                  (iv) An opinion of Stradling Yocca Carlson & Rauth, dated the date hereof, with respect to matters to be agreed upon by the parties.

                  (v) Such other documents (including, but not limited to, an executed copy of the DTPI Stock Purchase Agreement) relating to the transactions contemplated by this Agreement as the Purchasers or the Purchasers' counsel may reasonably request.


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      4.2   Deliveries by the Purchasers. The Company shall have received prior to or at the Closing all of the following, each in form and substance reasonably satisfactory to the Company and its counsel:

                  (i) A copy of all organizational documents of the Purchasers and a certificate of good standing with respect to each Purchaser certified by the Delaware Secretary of State, a certified copy of the resolutions evidencing approval of this Agreement, a certified copy of the operating agreement of each Purchaser, and certified copies of all documents evidencing other necessary action and governmental approvals, if any, with respect to consummation of the transactions contemplated by this Agreement.

                  (ii) A certificate of the Secretary or an Assistant Secretary of each Purchaser stating the names of the officers of such Purchaser authorized to sign this Agreement, and the other documents or certificates to be delivered pursuant to this Agreement by such Purchaser or any of its officers, together with the true signatures of such officers.

                  (iii) A compliance certificate from the President or Chief
                        Financial Officer of each Purchaser stating that the representations and warranties of the Purchasers contained in Article II hereof and otherwise made by the Purchasers in writing in connection with the transactions contemplated hereby are, to the best of his knowledge, true and correct as of the date hereof and that all covenants and agreements required to be performed by the Purchasers prior to or at the Closing have been performed, and that no condition or event has occurred or is continuing or will result from the execution and delivery of this Agreement, which constitutes a breach of this Agreement or would constitute a breach of this Agreement but for the requirement that notice be given or time elapse, or both.

                  (iv) Such other documents (including, but not limited to, an executed copy of the DTPI Stock Purchase Agreement) relating to the transactions contemplated by this Agreement as the Company or the Company's counsel may reasonably request.

                                    ARTICLE 5

                               REGISTRATION RIGHTS

      5.1   Shelf Registration

            (a) The Company agrees to file with the Commission as soon as practicable after the date hereof, a Shelf Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Issued Stock. The Shelf Registration Statement shall initially be on Form S-3 under the Securities Act or another appropriate form permitting registration of such Issued Stock for resale by the Purchasers in the manner or manners reasonably designated by them. The Company shall use its reasonable efforts to cause the Shelf Registration Statement to be


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declared effective pursuant to the Securities Act as promptly as is practicable following the filing thereof, with a goal of having the Shelf Registration Statement declared effective on or prior to the 90th day following the date hereof, and to keep the Shelf Registration Statement continuously effective under the Securities Act thereafter (except during periods following the filing of a post effective amendment thereto and prior to the declaration of the effectiveness of such post effective amendment; provided the Company shall use its reasonable efforts to cause any such post effective amendment to be declared effective as soon as practicable) (subject to extension pursuant to clause (b)), until the earlier of (i) the date on which all of the Issued Stock has been registered effectively pursuant to the Securities Act and disposed of pursuant to the Shelf Registration Statement relating to it, or (ii) the date on which the shares of Issued Stock are saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act (the "Effectiveness Period").

            (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective (except during periods following the filing of a post effective amendment thereto and prior to the declaration of the effectiveness of such post effective amendment; provided, the Company shall use its reasonable best efforts to cause any such post effective amendment to be declared effective as soon as practicable) by supplementing and amending the Shelf Registration Statement as required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement if required by the Securities Act or reasonably requested by the Purchasers.

      5.2   Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall effect such registration on the appropriate form available for the sale of the Issued Stock to permit the sale of the Issued Stock in accordance with the method or methods of disposition thereof specified by the Purchasers, and pursuant thereto the Company shall as expeditiously as reasonably possible:

            (a) No fewer than five Business Days prior to the initial filing of the Shelf Registration Statement or Prospectus and, if practical, no fewer than two Business Days prior to the filing of any amendment or supplement thereto (other than any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Purchasers, copies of all such documents proposed to be filed, which documents, if practical (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Purchasers. The Company shall not file such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto to which the Purchasers covered thereby shall reasonably object on a timely basis;

            (b) Prepare and file with the Commission such amendments, including post-effective amendments, to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Shelf Registration Statement during such period in accordance with the intended methods of disposition by the Purchasers contemplated hereby.


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            (c)   Notify the Purchasers promptly (as in the case of an event specified by clause (i)(A) of this paragraph, if practical, in no event fewer than two Business Days prior to such filing), and (if requested by any Purchaser) confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus Supplement or post-effective amendment is proposed to be filed, and
(B) with respect to the Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Shelf Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the Commission, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of the Shelf Registration Statement or the Initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Issued Stock for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose, and (v) of the happening of any event that makes any statement made in such Shelf Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Shelf Registration Statement, Prospectus or documents so that, in the case of the Shelf Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (d) If reasonably requested by the Purchasers, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as Purchasers indicate relates to them or otherwise reasonably request be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 5.2(e) that would, in the opinion of counsel for the Company, violate applicable law;

            (e) Furnish to each Purchaser without charge, at least one conformed copy of the Shelf Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference);

            (f) Deliver to each Purchaser as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Purchaser reasonably requests; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Purchasers in connection with the offering and sale of the Issued Stock covered by such Prospectus and any amendment or supplement thereto;

            (g) Comply with applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal


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quarter after the effective date of the Shelf Registration Statement, which statement shall cover said period, consistent with the requirement of Rule 158; and

            (h) List all Issued Stock covered by such Shelf Registration Statement on the exchange or system, if any, on which the Common Stock of the Company is then listed.

      The Company may require each Purchaser of the Issued Stock as to which any registration is being effected to: (i) furnish to the Company such information regarding the distribution of such Issued Stock as is required by law to be disclosed in the Shelf Registration Statement and (ii) provide to the Company a signed writing accepting and acknowledging its rights and obligations hereunder. The Company may exclude from such registration the Issued Stock of any Purchaser of Issued Stock who unreasonably fails to furnish such information or signed writing at least 5 Business Days prior to the effective date of such Shelf Registration Statement.

      Each Purchaser agrees by acquisition of the Issued Stock that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.2(c)(ii), 5.2(c)(iii), 5.2(c)(iv), or 5.2(c)(v) hereof, such Purchaser will forthwith discontinue disposition of such Issued Stock covered by such Shelf Registration Statement or Prospectus until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

      The registration rights of the Purchaser pursuant to this Agreement and the ability to offer and sell Issued Stock pursuant to the Shelf Registration Statement are subject to the conditions and limitations contained in this paragraph, and each Purchaser will be deemed to have agreed with the Company that if the Board of Directors of the Company determines in its good faith judgment, as evidenced by a resolution of the Board of Directors, that the use of any Prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, and that the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Purchasers to offer, sell or distribute any Issued Stock pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Issued Stock pursuant to the Shelf Registration Statement shall be suspended until the date upon which the Company notifies the Purchasers in writing that suspension of such rights for the grounds set forth in this paragraph is no longer necessary subject to the limits set forth herein, and the Company agrees to give such notice as promptly as practicable following the date that such suspension of rights is no longer necessary.

      5.3   Registration Expenses

            All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not the Shelf Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to the Shelf Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses in compliance with securities or "Blue Sky" laws (b) printing expenses (including, without


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
limitation, expenses or printing Prospectuses), and (c) fees and expenses of all other Persons retained by the Company. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Purchaser shall pay all underwriting discounts and commissions of any underwriters or broker-dealers with respect to any Issued Stock sold by it.

      5.4   Indemnification

            (a) The Company agrees to indemnify and hold harmless each Purchaser and his representatives and agents (an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or caused by
(i) any omission or alleged omission to state therein, in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished to the Company by or on behalf of such Indemnified Person or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law provided that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person from whom the Person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such Person in a timely manner provided such failure is not as a result of an action or inaction on the part of the Indemnifying Person.

            (b) In case any action shall be brought against any Indemnified Person, based upon the Shelf Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel for the Indemnified Parties or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person), provided, however, that the Company shall not, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons; and provided, however, that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

            (c) In connection with the Shelf Registration Statement, the Purchasers participating in such Shelf Registration Statement agree jointly and severally to indemnify and hold harmless the Company, its directors, its officers and any Person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information relating to such Indemnified Person furnished by or on behalf of such Indemnified Person. In case any action shall be brought against the Company, any of its directors, any such officer or any Person controlling the Company based on such Shelf Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company, its directors, any such officers and any Person controlling the Company shall have the rights and duties specified for Indemnified Persons in Section 5.4(b) hereof; provided, however, that the liability of each such Purchaser hereunder shall be limited to the net proceeds received by such Purchaser from the sale of the Issued Stock under such Shelf Registration Statement. In no event will any Purchaser be required to enter into any agreement or undertaking in connection with any registration under this Article 5 providing for any indemnification or contribution obligations on the part of such Purchaser greater than such Purchaser's obligations under this Section 5.4(c).

            (d) If the indemnification provided for in this Section 5.4 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claim, damages, liabilities and judgments in such proportion as is appropriate to reflect the relative fault of the Company and each such Indemnified Person in connection with the statements, omissions or violations which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 5.4(d) were determined by pro rata allocation (even if the Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 5.4, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total net proceeds received by it in connection with the sale of the Issued Stock pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 5.4(d) are several in proportion to the respective amount of Issued Stock included in any such Shelf Registration Statement by each Indemnified Person and not joint.

      5.5   Rule 144

            The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Purchaser, make available other information as required by, and so long as necessary to permit, sales of its Issued Stock pursuant to Rule 144.

                                    ARTICLE 6

                        DEFINITIONS AND ACCOUNTING TERMS

      6.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):



            "AFFILIATE" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

            "AGREEMENT" means this Stock Purchase Agreement as from time to time amended and in effect between the parties.

            "BUSINESS DAY" means with respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York or other applicable place where such act is to occur are authorized or obligated by applicable law, regulation or executive order to close.

            "COMMISSION" means the U.S. Securities and Exchange Commission.

            "COMMON STOCK" means the Company's common stock, $.001 par value.

            "COMPANY" means STM Wireless, Inc., a Delaware corporation, and its successors and assigns.

            "DTPI" means Direc-To-Phone International, Inc., a Delaware corporation, and its successors and assigns.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

            "FULLY DILUTED BASIS" shall mean taking into account all shares of Common Stock outstanding and all shares potentially required to be issued by reason of any outstanding rights, options, warrants or other instruments or securities exchangeable for or convertible into Common Stock or evidencing any right to subscribe for, purchase or otherwise acquire Common Stock as of the date of determination. For purposes of computing the capital stock of DTPI on a Fully Diluted Basis immediately following the Closing, the shares of Common Stock subject to the DTPI's Option Plan shall be disregarded, whether or not any options have been issued under such plan at such time.

            "GAAP" means generally accepted accounting principles, consistently applied.

            "HOLDER" means, with respect to the Issued Stock, any Person who holds such Issued Stock regardless of whether any express assignment of rights under this Agreement was made to such Person.

            "ISSUED STOCK" shall have the meaning assigned to that term in
            Section 1.1.


            "LEGAL REQUIREMENT" shall mean any federal, state, local, municipal, foreign, international, multinational or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute or treaty

            "ORDER" shall mean any award, decision, injunction, judgment, order, ruling, subpoena or verdict entered, issued, made or rendered by any court, administrative agency or other governmental body or by any arbitrator.

            "ORGANIZATIONAL DOCUMENTS" shall mean (a) the articles or certificate of incorporation, all certificates of determination and designation, and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
            (c) the limited partnership agreement and the certificate or articles of limited partnership of a limited partnership; (d) the operating agreement, limited liability company agreement and the certificate or articles of organization or formation of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person (including, without limitation, any trust); and (f) any amendment to any of the foregoing.

            "PROCEEDING" shall mean any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any governmental body or arbitrator.

            "PERMITTED TRANSFEREES" means any partner of any Purchasers which is a partnership and any trust for the benefit of a Purchaser or his or her ancestors or descendants or spouse.

            "PERSON" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

            "PROSPECTUS" means the prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted form a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the resale of any portion of the Issued Stock covered by such Shelf Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

            "PURCHASERS" means Pequot Private Equity Fund, L.P. and its affiliated entities as set forth on the signature page hereto.

            "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

            "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended form time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

            "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission (or of any other federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

            "SHELF REGISTRATION STATEMENT" means the registration statement of the Company that covers the resale of any of the Issued Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

      6.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all other financial data submitted pursuant to this Agreement shall be prepared and calculated in accordance with such principles.

                                    ARTICLE 7

                                  MISCELLANEOUS

      7.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Company, the Purchasers or any other party having rights hereunder in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      7.2 Amendments, Waivers and Consents. Changes in or additions to this Agreement may be made, and compliance with any covenant or provision herein or therein set forth may be omitted or waived only if the Company and the holder of a majority of the shares of Issued Stock shall consent in writing thereto. Any waiver or consent may be prospective or retroactive and may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      7.3 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telegraphic or facsimile communication) and mailed, by certified or registered mail, or telegraphed, or sent by facsimile transmission, or delivered to the applicable party at the address indicated below:

            If to the Company:

                  Emil Youssefzadeh
                  President and Chief Executive Officer
                  STM Wireless, Inc.
                  One Mauchly
                  Irvine, California  92718-2305
                  Facsimile:  714-753-1122

            With a copy to:

                  K.C. Schaaf, Esquire
                  Stradling Yocca Carlson & Rauth
                  660 Newport Center Drive, Suite 1600
                  Newport Beach, California 92660
                  Facsimile:  714-725-4100

            If to the Purchasers:

                  Robert Schwenkel, Esq.
                  Fried, Frank, Harris, Shriver & Jacobson
                  One New York Plaza
                  New York, New York 10004-1980
                  Facsimile:  (212) 859-4000

            With a copy to:

                  Amiel M. Peretz
                  Pequot Private Equity Partners, LLC
                  354 Pequot Avenue
                  Southport, Connecticut 06490
                  Facsimile: 203-255-2558

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed, be effective 48 hours following deposit in the mails, addressed as aforesaid, or when telegraphed, sent by facsimile transmission with confirmation of transmission, or personally delivered, be effective upon delivery to the telegraph company, facsimile transmission or personal delivery.

      7.4 Costs, Expenses and Taxes. Each of the parties hereto shall bear their own costs and expenses incurred in connection with the investigation, preparation, execution and delivery of this Agreement, and other instruments and documents to be delivered hereunder and thereunder and the transactions contemplated hereby and thereby.

      7.5 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective successors and assigns. Notwithstanding the foregoing, the registration rights granted by the Company to the Purchasers hereunder are specific to the Purchasers and may not be assigned by the Purchasers without the prior written consent of the Company.

      7.6 Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other instrument or document delivered in connection herewith, shall survive the execution and delivery hereof for a period of one year from the date of this Agreement.

      7.7 Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements, representations, discussions or understandings concerning the subject matter thereof.

      7.8 Severability. The invalidity or unenforceability of any provision hereto shall in no way affect the validity or enforceability of any other provision.

      7.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

      7.10 Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

      7.11 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute once and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

      7.12 Further Assurances. From and after the date of this Agreement, upon the request of the Purchasers, the Company shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

      7.13 Waiver of Jury Trial; Consent to Jurisdiction. Each of the parties irrevocably (a) waives any and all right to trial by jury in any legal proceeding arising out of this Agreement, or any of the transactions contemplated hereby, (b) submits to the nonexclusive personal jurisdiction in the State of California, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of California for the purpose of litigation to enforce this Agreement, and (d) agrees that service of process may be made upon it in the manner prescribed in Section 7.3 for the giving of notices to the parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    STM WIRELESS, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    PEQUOT PRIVATE EQUITY FUND, L.P.

                                    By:   Pequot Private Equity Partners, LLC,
                                          General Partner


                                    By:_________________________________________
                                        Lawrence D. Lenihan,
                                        Managing Member


                                    PEQUOT OFFSHORE PRIVATE EQUITY FUND, INC.

                                    By: Pequot Private Equity Partners, LLC,
                                        Investment Manager


                                    By:_________________________________________
                                        Lawrence D. Lenihan,
                                        Managing Member

                                   SCHEDULE A

                                   PURCHASERS



                                                    NUMBER OF SHARES           PAYMENT
                                                    ----------------           -------

Pequot Private Equity Fund, L.P.                         507,211             $3,550,477



Pequot Offshore Private Equity Fund, Inc.                 64,218             $  449,526


                                      B-1